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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2024

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)
_________________

Delaware	1-9390	95-2698708
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9357 Spectrum Center Blvd, San Diego, CA 92123
(Address of principal executive offices) (Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of the stockholders of Jack in the Box Inc. (the “Company”) was held on March 1, 2024. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company's proxy statement, were as follows: (1) Election of the nine members of the board of directors; (2) Ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending September 29, 2024; (3) Consideration and approval of an advisory (non-binding) resolution regarding executive compensation; and (4) Vote on a shareholder proposal requesting greenhouse gas (“GHG”) emissions disclosures.

All directors were elected and Proposals (2), (3), and (4) were approved. The final voting results are set forth below.

(1) The votes cast for, against or abstaining from, and the broker non-votes with respect to, the election of directors, were as follows:

Nominees	No. of Shares Voted For	% of Shares Cast For	No. of Shares Voted Against	% of Shares Cast Against	No. of Shares Abstaining	No. of Broker Non-Votes
Guillermo Diaz, Jr.	16,452,000	96.89	528,587	3.11	26,052	1,287,128
David L. Goebel	15,539,733	91.52	1,439,949	8.48	26,957	1,287,128
Darin S. Harris	15,883,956	93.55	1,095,316	6.45	27,367	1,287,128
Sharon P. John	16,220,480	95.52	760,602	4.48	25,557	1,287,128
Madeleine A. Kleiner	15,649,400	92.15	1,333,677	7.85	23,562	1,287,128
Michael W. Murphy	15,747,893	92.74	1,231,919	7.26	26,827	1,287,128
James M. Myers	15,749,852	92.76	1,229,759	7.24	27,028	1,287,128
Enrique Ramirez	16,621,322	97.89	359,032	2.11	26,285	1,287,128
Vivien M. Yeung	16,210,309	95.46	770,525	4.54	25,805	1,287,128

(2) The votes cast for, against or abstaining from, with respect to, the ratification of the appointment of KPMG LLP as independent registered public accountants for the fiscal year ending September 29, 2024, were as follows:

No. of Shares Voted For	% of Shares Voted For	No. of Shares Voted Against	% of Shares Voted Against	No. of Shares Abstaining	% of Shares Abstaining
17,514,512	95.74	758,124	4.14	21,131	0.12

(3) The votes cast for, against or abstaining from, and the broker non-votes with respect to the advisory vote to approve executive compensation were as follows:

No. of Shares Voted For	% of Shares Voted For	No. of Shares Voted Against	% of Shares Voted Against	No. of Shares Abstaining	% of Shares Abstaining	No. of Broker Non-Votes
16,010,818	94.14	959,762	5.64	36,059	0.22	1,287,128

(4) The votes cast for, against or abstaining from, and the broker non-votes with respect to approving the shareholder proposal requesting greenhouse gas (“GHG”) emissions disclosures, were as follows:

No. of Shares Voted For	% of Shares Voted For	No. of Shares Voted Against	% of Shares Voted Against	No. of Shares Abstaining	% of Shares Abstaining	No. of Broker Non-Votes
9,354,688	55.01	7,178,287	42.21	473,664	2.78	1,287,128

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACK IN THE BOX INC.

March 4, 2024	/s/ Darin Harris
Darin Harris
Executive Vice President, Chief Executive Officer